Gene Therapy
For
Neurodegenerative
Diseases

Forward Looking Statements

This presentation includes certain statements of the Company that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private
Securities Litigation Reform Act of 1995. These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact. When used in this document, the words "expects," “promises,” "anticipates," "estimates," "plans," "intends," "projects,"
"predicts," "believes," "may" or "should," and similar expressions, are intended to identify forward-
looking statements. These statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. Additional information regarding factors that could cause results to differ materially from management's expectations is found in the section entitled "Risk Factors" in the Company's 2006 Annual Report on Form 10-KSB. Although the Company
believes these assumptions are reasonable, no assurance can be given that they will prove correct.

Presented Successful Results
of 1st Human Parkinson's Trial
$12 Million Private Placement-
Lead by GE and DaimlerChrysler
Successful Preclinical Results with Epilepsy
Second Equity Investment & Development
Agreement with Medtronic
Public Via Merger with Shell (NRGX)
Presentation of Statistically Significant Safety and
Efficacy in "Controlled" Parkinson's Disease Study
Equity Investment by Medtronic
Founded by Matthew J. During MD, D.Sc
and Michael G. Kaplit MD, Ph.D
Initiated First Ever Human Gene Therapy Trial
for Parkinson's Disease "Phase 1"
Private Equity by Palisade Capital Management
1999
2002
2003
2004
2005
2006

6/12/2007

Company History

Neurologix Business Strategy

Diseases of the Central Nervous System that:

Have a Genetic Component

Represent Financial Burden to the Healthcare System

Limited Existing Therapeutic Solutions

Leverage Existing Research Competencies

Have Established Reimbursement Policy

Neurologix

Platform

AAV…Genetic Delivery Mechanism

Therapeutic Gene… Unique to Each Indication

Current Research/Product Development Activity

Parkinson’s Disease

Temporal Lobe Epilepsy

Metabolic Syndrome

Diseases Characterized by Abnormal Neurotransmission
within the Brain

How the Platform Works

• Employ Nonpathogenic Adeno-Associated Virus (AAV)

• Unique Gene Required for Each Disease

GAD Gene: Parkinson’s… Subthalmic Nucleus

NPY Gene: Epilepsy… Hippocampus

Metabolic Syndrome… Hypothalmus

• Nonpathogenic Virus with New Gene Infused into Brain

• Virus Locates and Enters Specifically Targeted Cells

• Delivers New Genetic Material to Targeted Cells

• New Genetic Material Reestablishes Normal Cell Function

Parkinson’s Disease

• Progressive Neurodegenerative Disease

• Interruption of Neurotransmitters

• Average Age of Onset is 60 Years

• Symptoms

Tremor

Rigidity

Difficulty in Initiating Movement

Impaired Balance

Difficulty Swallowing

Sexual Dysfunction

Depression

Parkinson’s Prevalence

• 4 Million Patients Worldwide

Expected to double within next 20-25 years

• 1.5 Million Patients in US According to NPF

60,000 New Cases Diagnosed Each Year

Annual Cost of Parkinson’s Healthcare Treatments:
$5.6 Billion

Annual Cost of Parkinson’s Disease-Related Therapeutics:
$2.4 Billion

Growing at 20% Annually

Parkinson’s Current Therapies

• Pharmacological: L-Dopa

  After 5-10 Years Most Patients Become Resistant

More Frequent & Longer Off Periods

Dyskinesia

• Post L-Dopa

  Deep Brain Stimulation

Highly Invasive

Limited Patient Potential

Multiple Surgical Interventions

Frequent Maintenance Over Patient’s Life Cycle

Ignition

Power Brake

Balance Between
Accelerator & Brake

Substantia Nigra

Globus Pallidus

Thalamus - Cortex

Sub-Thalamic Nucleus

Glutamate

& Acetylcholine
(Stimulatory)

Dopamine

GABA

(Inhibitory)

Normal

Brain

Activity

Neurologix Approach for
Late Stage Parkinson’s Disease

Bypasses Dopamine

And Reestablishes
Normal Inhibition

GAD

GENE

L-DOPA
therapy
stimulates
production of

GABA

NLX P-101 Phase 1 Design

• 12 Patients in 3 Cohorts

• All PD >5 Years and Resistant to L-DOPA

• Single Injection of AAV-GAD One Side of Brain

• Highest Dose 10X Lowest

• Untreated Side Acted as Control

• Efficacy:

Universal Parkinson’s Disease Rating System (UPDRS)

Activities Daily Living (ADL)

• Clinical Data at 1,3,6 and 12 Months

• PET Scans at Baseline 6 and 12 Months

• Monitor Safety and Adverse Events

Phase 1 Results

• Total Improvement UPDRS

39.2 ± 9.2 to 28.3 ± 13.2 at 6 mos. (P<0.01)

29.8 ± 13.6 at 1 Year (P<0.01)

25.0% Avg. Improvement on all Patients

9 of 12 Patients Improved 37%

5 of 12 Patients Improved 40%-60%

• No Suggestion of Placebo Effect

• Improvements Appear to be Dose Related

UPDRS Changes Over Time

0

1

6

3

Months

*

***

**

PET Scan Data

• NLX-P101 Treated Side:

  Statistically Significant Improvement Demonstrated by:

Declines in Pallidal & Thalamic Metabolism

At 6 mos.

At 1 Year

• Untreated Side:

Progressive Increases in Pallidal & Thalamic Metabolism

At 6 mos.

At 1 Year

NLX-P101 - Next Steps

• Company Has Begun cGMP Pilot Plant Operations in
Preparations for Next Study

• Commencement of Phase II Bilateral Study

Expect to Start Q4 2007

12 Month Study

40 Evaluable Patients

2 Groups of Patients

Multi-Center (5 - 8 Sites)

Double-Blinded

Placebo-Controlled

Advantages of Neurologix
NLX-P101 Solution

• Bypasses Dopamine

• Single Dose Application

• Local Anesthesia

• Less Invasive

• Short O.R. Time: Same Day Surgery

• No Post Op. Maintenance Visits:

No Hardware, Programming or Complications

• Non-Immunogenic

• No Treatment Related Adverse Events

Patients Treated as far Back as 3+ Years

Epilepsy

• Disruption of the Normal Pattern of Neuron Activity in the Brain

Characterized by Recurrent Seizures

50% of Patients Continue to Have Seizures Despite Drug Therapy

200,000 Patients are Candidates for Temporal Lobe Surgery

• Causes:

Genetic Predisposition

Nerve Degeneration

Metabolic Disorder

• Prevalence

50 Million Patients Worldwide

2.5 Million Patients in U.S.,

Annual Seizure Drug Revenues are $11.6 Billion in U.S.

Epilepsy - NLX-E201 Preclinical Results

• Over 700 Animals Treated with AAV-NPY

Both Rodents and Non-Human Primates

Gene transferred to the Hippocampus

• Rodent Study Results

50% Reduction in Seizure Frequency

45% Reduction in Seizure Duration

70% Blockage of Seizure Progression

No Adverse Events or Safety Issues

NLX-E201 – Next Steps

• Commencement of Phase I Clinical Trial

Expect to Start H2 2007

Open Label

Six Month Study

Eight Patients

Two Centers

Two Doses

Metabolic Syndrome

• Hypothalamic Dysfunction

• Obesity

300 Million Worldwide

80 Million U.S.

• 20% are Severely Obese

High Blood Pressure

Increased Risk of Heart Disease

Diabetes

• Undiagnosed

• Preclinical Stage

• Parkinson’s Disease

Phase II Expected to Begin Q4-07

Expected Completion 2009

• Temporal Lobe Epilepsy

Submitted IND

Non-Human Primate Study Completed

No Safety Issues

No Adverse Effects

Expected to Complete Phase I End of 2008

• Metabolic Disorder

Preclinical Phase

Current Project Summary

Proprietary GAD Based Delivery System

US and Foreign

Proprietary Payloads/Field of Use

US and Foreign

Brain Infusion Device and Method

US and Foreign

Manufacturing

Technology

Processes

Over 20 US & Foreign Patents Issued or Pending

Intellectual Property

NEUROLOGIX

Medtronic
When Life Depends on Medical Technology

✓

✓

✓

✓

6/12/2007

Two Equity Investments

Medtronic Will Commercialize Catheters for
Therapy Infusion

Royalty on Catheter Sales

Medtronic Right-of-First Offer on Parkinson’s and
Epilepsy Drugs

Medtronic Partnership

10,581

$

9,436

$

Stockholder’s Equity

729

$

848

$

Current Liabilities

11,580

$

10,284

$

Total Assets

689

$

701

$

Other Assets, Net

10,162

$

8,735

$

Working Capital

10,891

$

9,583

$

Current Assets

10,478

$

9,305

$

Cash & S-T Investments

12/31/06

3/31/07

000s

Financial Results – Balance Sheet

7,046

$

1,544

$

Net Loss

(439)

$

(115)

$

Other Expense
(Income)

3,904

$

656

$

G & A Expense

3,581

$

1,003

$

R & D Expense

Year Ended

12/31/06

Three Months
Ended

3/31/07

000s

Financial Results – Statement of Operations

Michael G. Kaplitt, M.D., Ph.D

Among first scientists to publish on the use of viruses for direct gene delivery in the living brain.

Assistant Professor of Neurosurgery, Director of Stereotactic and
Functional Neurosurgery, Director of the Laboratory of Molecular
Neurosurgery at Weill Medical College of Cornell University.

Matthew J. During, M.D., D.Sc.

Internationally recognized leader and pioneer in gene Therapy of neurological diseases and human brain Microdialysis.

Currently Professor of Molecular Virology, Immunology and Medical
Genetics, Ohio State Univ.

Scientific Founders

Paul Greengard, Ph.D, Chairman

2000 Nobel Prize winner - dopamine interactions and a number of other transmitters with the nervous system.

Andres Lozano, M.D., Ph.D

World leader in surgery for Parkinson’s Disease

Published 100+ papers and recently edited book on Epilepsy

Eric Nestler, M.D., Ph.D, Univ. of Texas

Chairman Dept. of Psychiatry, UT Southwest Medical Ctr.

Thought Leader - Drug Addiction, Alcoholism-Depression on
Epilepsy

Daniel Lowenstein, M.D.

UCSF – Director of Epilepsy Program

Scientific Advisory Board

John E. Mordock - President & CEO

30+ Years Life Science Management Experience

President, Teleflex, Inc. Instruments & Surgical Services Group (NYSC) &
Cabot Medical Corp. (NASDQ)

Industry Representative - USFDA OB/GYN Device Approval Panel

Marc L. Panoff - Chief Financial Officer & Treasurer

15 Years of Experience in Financial Management

CFO - Nephros, Inc., Corporate Controller - Medicis Pharmaceutical

Christine V. Sapan, Ph.D - Chief Development Officer

30+ Years Regulatory & Clinical Development Experience

Vice President - Nabi Biopharmaceuticals, Manager - Beckman Coulter

Ross Bland, Ph.D - Director, Vector Production

Process and Vector Manufacturing since 2002

Successfully scaled both AAV1/NPY and AAV2/GAD production

      under cGMP

Neurologix Management

Strong Scientific Foundation

Established Method of Action

Large Market Potential

Underserved Patient Population

Strong Value Proposition

Large Pipeline Potential

Low Valuation Relative to Progress & Potential

Neurologix, Inc.

Ticker: NRGX